Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the period ended June 30, 2014 (the “Report”) by Asia Green Agriculture Corporation (“Registrant”), each of the undersigned hereby certifies that, to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant as of and for the periods presented in the Report.

Date: August 22, 2014	/s/ Zhan Youdai
Zhan Youdai, Chief Executive Officer
(Principal Executive Officer)

/s/ Chin Hon Siang Alex
Chin Hon Siang Alex, Chief Financial Officer
(Principal Accounting Officer)